UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

UNIVERSAL INSURANCE HOLDINGS, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1110 West Commercial Boulevard, Fort Lauderdale, Florida 33309

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UNIVERSAL P C 130X 0016. CARY , NC 27312.0M Universal Insurance Holdings, Inc. Important Notice Regarding the Availability of Proxy Materials Shareholders Meeting to be held on June 11, 2021 For Shareholders as of record on April 13. 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the Important information contained in the proxy materials before voting. To view the proxy materials. and to obtain directions to attend meeting, go to www.proxydocs.corniUVE To vote your proxy while visiting this site, you will need the 12 digit control number In the box below. Under United Stales Securities and Exchange Commission riots, proxy materials oo not have to be delivered in paper. Proxy materials can be distributed try making them available on the +Memel For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/UVE Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy maten-at you must request one. There is no charge to you for requesting a copy. in order to receive a paper package in time for this year’s meeting, you must make this request on or before June 1. 2021. To order paper materials, use one of the following methods. L INTERNET www.investorelections.comiLIVE TELEPHONE (866) 648-8133 When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. E-MAIL papor@investoroiections,com r rigpracrq m.01.41 Et, windil, alone sass a Nara e-sso.iniro 12 401 wital 0./Naw fosesd stew in* *Apo Imo No oho i.e..m roiwaldos OR area wri.oas sAkiel rckaloci Wei yftke wadi r+Ormilar, .rudieui Universal Insurance Holdings, Inc. Mooting Type: Mnual Meeting of SharehoMers Clete Fndrry. June 11. 2021 Time.: 09.00 AM, Eastern Time Place: Boca Raton Resort & Club 501 E. Came* Real. Boca Raton. FL 33432 SEE REVERSE FOR FULL AGENDA

Universal Insurance Holdings, Inc. Annual Meeting of Shareholders COMPANY PROPOSALS- THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH NOMINEE IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 PROPOSAL 1. Election of ten directors. 1.131 Scott P. Callahan 1.42 Kimberly D. Campos 1.03 Stephen J. Donaghy 1.04 Sean P. Downes 1.05 Marlene M. Gordon 1.06 Richard D. Peterson 1,07 Michael A. Pietrangelo 1,08 Ozzie A. Schindler 1.09 Jon W. Springer 1.10 Joel M. Wilent2. M.D. 2. Approval of Universal Insurance Holdings, Inc. 2021 Omnibus Incentive Plan. 3. Advisory vote to approve the compensation paid to the Company’s named executive officers. 4. Ratification of the appointment of Plante & Moran. PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.